SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                          OF THE SECURITIES ACT OF 1934

         Date of Report (date of earliest event reported) May 20, 2002
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                        Nelnet Student Loan Funding, LLC
                        --------------------------------
             (Exact name of registrant as specified in its charter)
                (Sponsor of the Nelnet Student Loan Trust 2002-1)




           Delaware                  333-82280                  75-2997993
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(State of other jurisdiction        (Commission                (IRS Employer
of incorporation)                   File Number)                ID  Number)


121 South 13th Street, Suite 401, Lincoln, Nebraska                68508
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(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone Number,
Including area code:                                         (402) 458-2301
                                                             --------------


        (Former name or former address, if changed since last report)

Item 5. Other Events

        This Current Report on Form 8-K is being filed to file copies of an Underwriting Agreement among Nelnet Student Loan Funding, LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc. (the "Underwriting Agreement") dated as of May 9, 2002, an Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank (the "Indenture"), a Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee, and an Amended and Restated Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee (together, the "Trust Agreements"). The Underwriting Agreement, the Indenture and the Trust Agreements were executed in connection with the issuance by Nelnet Student Loan Trust 2002-1 of $1,036,270,000 of its Student Loan Asset-Backed Floating Rate Notes on May 20, 2002. The details of this issuance are contained in the Prospectus Supplement filed on May 17, 2002.

        The following agreements were executed and delivered as of May 1, 2002 by the respective parties thereto: (a) the Loan Purchase Agreement by and between Nelnet Student Loan Trust 2002-1 acting through Zions First National Bank as indenture trustee and Nelnet Student Loan Funding, LLC; (b) the Master Servicing Agreement by and among NELnet, Inc., Nelnet Student Loan Trust 2002-1 and Nelnet Student Loan Funding, LLC; and (c) the Administration Agreement among Nelnet Student Loan Trust 2002-1, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and NELnet, Inc.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        ------------------------------------------------------------------

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

1.1 Underwriting Agreement among Nelnet Student Loan Funding, LLC, Banc of America Securities LLC and J.P. Morgan Securities Inc. dated as of May 9, 2002 (filed herewith).

4.1 Indenture of Trust by and between Nelnet Student Loan Funding, LLC and Zions First National Bank, dated as of May 1, 2002. (filed herewith).

4.2 Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company, as Delaware trustee, dated as of May 1, 2002 (filed herewith).

4.3 Amended and Restated Trust Agreement by and between Nelnet Student Loan Funding, LLC and Wilmington Trust Company as Delaware trustee dated as of May 1, 2002 (filed herewith).

99.1 Loan Purchase Agreement by and between Nelnet Student Loan Trust 2002-1, acting through Zions First National Bank, as indenture trustee and Nelnet Student Loan Funding, LLC, dated as of May 1, 2002 (filed herewith).

99.2 Master Servicing Agreement by and among NELnet, Inc. and Nelnet Student Loan Trust 2002-1 and Nelnet Student Loan Funding, LLC, dated as of May 1, 2002 (filed herewith).

99.3 Administration Agreement among Nelnet Student Loan Trust 2002-1, Wilmington Trust Company, as Delaware trustee, Zions First National Bank, as indenture trustee, and NELnet, Inc., dated as of May 1, 2002 (filed herewith).

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       NELNET STUDENT LOAN
                                       FUNDING, LLC


                                       By:  NELNET STUDENT LOAN FUNDING
                                            MANAGEMENT CORPORATION, as Manager



                                       By: /s/ Jeffrey R. Noordhoek
                                         -----------------------------------
                                          Jeffrey R. Noordhoek
                                          Senior Vice President

Dated:  June 3, 2002

                                  EXHIBIT INDEX



               Exhibit
               -------


(1.1)   Underwriting Agreement
(4.1)   Indenture of Trust
(4.2)   Trust Agreement
(4.3)   Amended and Restated Trust Agreement
(99.1)  Loan Purchase Agreement
(99.2)  Master Servicing Agreement
(99.3)  Administration Agreement